UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2005

The Advisory Board Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2445 M Street, NW, Washington, District of Columbia		20037
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-266-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On March 1, 2005, The Advisory Board Company (the "Company") and certain of its existing stockholders entered into an underwriting agreement providing for the sale by the existing stockholders of 1,682,530 shares of the Company's common stock, par value $0.01 per share, in a registered public offering.

Item 9.01. Financial Statements and Exhibits.

Underwriting Agreement, dated March 1, 2005, among the Company, Deutsche Bank Securities Inc. and the selling stockholders a party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

March 2, 2005	By:	Frank J. Williams

Name: Frank J. Williams
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

1	Underwriting Agreement